Exhibit 99.1

Media Contact	Investor Contact
Ed Steadham 203-578-2287	Terry Mangan 203-578-2318
esteadham@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2010 SECOND QUARTER PROFIT

WATERBURY, Conn., July 16, 2010 – Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced consolidated net income of $17.6 million for the quarter ended June 30, 2010. Net income available to common shareholders after $4.9 million of preferred dividends was $12.7 million, or $.15 per diluted share, for the quarter ended June 30, 2010.

Key points for the quarter:

Core pre-tax, pre-provision earnings were $57.0 million compared to $57.3 million for the first quarter of 2010.

Reduced levels of provision for loan losses and net charge-offs of $32.0 million and $31.8 million, respectively, compared to $43.0 million and $40.3 million in the first quarter.

Non-performing loans declined by 9 percent to $317.3 million compared to $348.8 million at March 31, 2010.

Past due loans declined by 17 percent to $95.4 million compared to $114.9 million at March 31, 2010.

Stable net interest margin of 3.27 percent compared to 3.28 percent for the first quarter.

Core to total deposit ratio of 74 percent, comparable to the first quarter.

Webster Chairman and Chief Executive Officer James C. Smith said, “Webster’s performance continues to strengthen as credit trends and earnings have improved. Our results signal clearly that the regional economy is slowly recovering. Loan originations increased 46 percent in the quarter and the pipeline is strong as we fulfill our pledge to help finance the economic recovery. Our service quality ratings are on the rise as measured by J.D. Power, and our extended hours in our branches and Customer Care Center have been positively received by our customers.”

Net interest income

•

The net interest margin declined by 1 basis point to 3.27 percent in the quarter, reflecting a 4 basis point decline in the cost of funds offset by a 5 basis point decline in the yield on interest-earning assets. The margin also includes a 4 basis point negative impact from accelerated Fannie Mae loan buybacks from mortgage backed securities during the second quarter based on a recently announced policy change. For comparison, the first quarter margin included a 3 basis point negative impact from Freddie Mac buybacks related to a similar policy change.

•	Average interest-earning assets totaled $16.6 billion, up from $16.5 billion last quarter.

Provision for loan losses

•	$27.5 million of the $32.0 million provision for loan losses recorded in the quarter was related to the Company’s continuing portfolios, and $4.5 million was related to the liquidating portfolio.

•

Net charge-offs were $31.8 million in the quarter compared to $40.3 million for the quarter ended March 31, 2010; $24.5 million was related to the continuing portfolios compared to $31.4 million and $7.3 million was related to the liquidating portfolio compared to $8.9 million.

“Asset quality continued to improve in the second quarter, reflected by a lower level of non- performing loans, reduced charge-offs and a further decline in delinquency levels,” noted Webster Senior Executive Vice President and Chief Financial Officer/Chief Risk Officer Jerry Plush. “As a result, our provision for losses recorded for the quarter was significantly below recent periods. While we remain cautious, if such asset quality trends were to continue in coming quarters, this could bode well for reduced provisioning.”

Non-interest income

•

Non-interest income includes a net gain on sale of investment securities of $4.4 million compared to a net gain of $4.3 million in the first quarter. Second quarter results also include a $1.2 million credit related other-than-temporary impairment loss on the write-down of investments to fair value compared to a credit related impairment loss of $3.7 million in the first quarter. In addition, second quarter results include a gain of $15.0 million related to the previously announced sale of 594,107 shares in the Higher One initial public offering and the recognition of an unrealized gain on 605,893 Higher One shares still held.

Non-interest expenses

•

Non-interest expenses, inclusive of other costs, increased $14.0 million from the first quarter and included a $19.7 million accrual related to a previously announced litigation reserve, an addition of $3.5 million to the reserve for loan repurchases, and $0.9 million of severance expenses. Foreclosed and repossessed asset write-downs of $0.9 million and $2.1 million are also included in non-interest expenses in the respective periods.

Income taxes

•

The Company recorded $0.6 million of income tax expense in the quarter on the $18.2 million of pre-tax income applicable to continuing operations in the period. A tax benefit of approximately $6.9 million on the previously announced $19.7 million reserve for litigation established by the Company in the second quarter is reflected in the $0.6 million of income tax expense that was recorded in the quarter and otherwise based on an estimated annual effective tax rate of 19 percent.

Investment securities

•

Total investment securities were $5.4 billion at June 30, 2010 compared to $5.3 billion at March 31, 2010. The carrying value of the available for sale portfolio included $28.2 million in net unrealized gains compared to net unrealized losses of $0.8 million at March 31, while the carrying value of the held to maturity portfolio does not reflect $134.3 million in net unrealized gains compared to net unrealized gains of $77.0 million at March 31.

Loans

•

Total loans were $10.9 billion at both June 30, 2010 and March 31, 2010. Total originations for the quarter were $579 million compared to $383 million in the first quarter. Originations consisted of $225 million in residential, $199 million in commercial non-mortgage, $51 million in consumer, $53 million in Equipment Finance, $12 million in asset-based lending, and $39 million in commercial mortgage. In the quarter, residential mortgage loans increased by $86.7 million while commercial, commercial real estate and consumer loans declined by $58.7 million, $27.7 million and $40.3 million, respectively. The decline in commercial loans reflects reductions of $41.7 million in equipment finance loans and $16.0 million in asset based loans while core franchise loan balances were essentially flat. The decline in commercial real estate reflects reductions of $14.6 million in residential development and net payoffs in the core portfolio, while the decline in consumer reflects net pay-downs and continued pricing discipline on new production.

•

The liquidating portfolio of indirect home equity and national construction loans, included in the consumer and residential loan portfolios, declined by $13.4 million from March 31 to $194.7 million and $2.4 million, respectively.

•	National construction loans that have converted to permanent financing and are included in the residential loan portfolio declined by $4.1 million from March 31 to $28.5 million.

Asset quality

•

Total non-performing loans were $317.3 million or 2.92 percent of total loans at June 30, 2010 compared to $348.8 million or 3.20 percent at March 31, 2010. The decrease in nonperforming loans reflects a combined decrease of $36.6 million in nonaccrual loans in all loan categories except commercial and commercial real estate, which increased $2.0 million and $3.1 million, respectively. Paying nonperforming loans totaled $105.3 million at June 30 compared to $103.4 million at March 31.

•

Past due loans for the continuing portfolios decreased to $86.8 million at June 30 compared to $105.6 million at March 31. Past due loans for the liquidating portfolio decreased to $6.5 million at June 30 compared to $8.6 million at March 31. The decrease in past due loans in the continuing portfolios at June 30 includes two commercial credits, aggregating $14 million, which cured shortly after the end of the first quarter.

Deposits and borrowings

•

Total deposits were $13.5 billion at June 30, 2010 compared to $14.0 billion at March 31, 2010. The decline was due to expected outflows of municipal deposits at quarter end from NOW accounts. Increases of $101.7 million in non-interest bearing deposits and $149.3 million in savings accounts were offset by declines of $405.1, $193.7, and $166.2 million in NOW accounts, money market deposit accounts and certificates of deposits, respectively. Non-interest bearing deposits increased to 13 percent of total deposits at June 30 compared to 12 percent at March 31.

•

Total borrowings were $2.2 billion at June 30 compared to $2.0 billion at March 31. The increase consisted entirely of short term funding at quarter end to offset net outflows of municipal deposits. Borrowings represented 12 percent of total assets at June 30 and 11 percent at March 31.

Capital

The tangible common equity and Tier 1 common equity to risk weighted assets ratios increased to 5.79 percent and 8.12 percent, respectively, compared to 5.53 percent and 7.90 percent at March 31, 2010.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $17.7 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust and investment services through 181 banking offices, 500 ATMs, telephone banking and the Internet. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation, and the equipment finance firm, Webster Capital Finance, and provides health savings account trustee and administrative services through HSA Bank, a division of Webster Bank. Member FDIC and equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit Webster’s website at www.websterbank.com.

***

Conference Call

A conference call covering Webster’s second quarter earnings announcement will be held today, Friday, July 16, at 9:00 a.m. EDT and may be heard through Webster’s investor relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may”, “plans”, “estimates” and similar references to future periods, however such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national and international economic conditions; (2) government intervention in the U.S. financial system; (3) changes in the level of non-performing assets and charge-offs; (4) inflation, interest rate, securities market and monetary fluctuations, and management’s estimates and projections of such fluctuations; (5) the timely development and acceptance of new products and services and perceived overall value of these products and services by users; (6) changes in management’s estimate of the adequacy of the allowance for loan losses; (7) the risks associated with the continued diversification of assets and adverse changes to credit quality; (8) technological changes; (9) the Company’s ability to increase market share and control expenses; (10) changes in laws, regulations and policies (including tax, banking, securities and insurance laws, regulations and policies); (11) changes in applicable accounting policies and practice; (12) legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (13) the Company’s success at managing the risks involved in the foregoing items; and (14) the other factors that are described in the Company’s Annual Report on Form 10-K under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

WEBSTER FINANCIAL CORPORATION

Selected Financial Highlights (unaudited)

	At or for the Three Months Ended June 30,		At or for the Six Months Ended June 30,
(In thousands, except per share data)	2010	2009	2010	2009
Net income (loss) and performance ratios (annualized):

Net income (loss) attributable to Webster Financial Corporation	$17,638	$(31,562)	$19,059	$(42,686)
Net income (loss) available to common shareholders	12,730	16,799	6,661	(4,754)
Net income (loss) per diluted common share	0.15	(0.65)	0.08	(0.96)
Return on average shareholders’ equity	3.81%	(6.81)%	2.02%	(4.60)%
Return on average tangible equity	5.40	(9.68)	2.85	(6.54)
Return on average assets	0.39	(0.72)	0.21	(0.49)

Income (loss) and performance ratios, (annualized), attributable to Webster Financial Corporation from continuing operations:

Income (loss) from continuing operations	$17,638	$(31,875)	$19,059	$(42,999)
Net income (loss) available to common shareholders	12,730	16,486	6,661	(5,067)
Net income (loss) from continuing operations per diluted common share	0.15	(0.66)	0.08	(0.97)
Return on average shareholders’ equity	3.81%	(6.88)%	2.02%	(4.63)%
Return on average tangible equity	5.40	(9.78)	2.85	(6.59)
Return on average assets	0.39	(0.73)	0.21	(0.49)
Noninterest income as a percentage of total revenue	33.11	22.87	29.91	27.37
Efficiency ratio (a)	65.67	66.40	65.21	66.91

Asset quality:

Allowance for loan losses	$344,087	$305,999	$344,087	$305,999
Non-performing assets	349,203	384,203	349,203	384,203
Allowance for loan losses / total loans	3.17%	2.64%	3.17%	2.64%
Net charge-offs / average loans (annualized)	1.17	1.66	1.32	1.33
Non-performing loans / total loans	2.92	3.02	2.92	3.02
Non-performing assets / total loans plus OREO	3.21	3.30	3.21	3.30
Allowance for loan losses / non-performing loans	108.44	87.33	108.44	87.33

Other ratios (annualized):

Tangible capital ratio	7.68%	7.58%	7.68%	7.58%
Tangible common equity ratio	5.79	4.92	5.79	4.92
Tier 1 risk-based capital ratio (d)	12.85	11.83	12.85	11.83
Total-risk based capital (d)	14.72	13.93	14.72	13.93
Tier 1 common equity / risk weighted assets (d)	8.12	6.50	8.12	6.50
Shareholders’ equity / total assets	10.56	10.55	10.56	10.55
Interest-rate spread	3.22	2.96	3.22	2.93
Net interest margin	3.27	3.04	3.27	3.01

Share and equity related:

Common equity	$1,549,620	$1,392,820	$1,549,620	$1,392,820
Book value per common share	19.75	21.73	19.75	21.73
Tangible book value per common share	12.79	13.15	12.79	13.15
Common stock closing price	17.94	8.05	17.94	8.05
Dividends declared per common share	0.01	0.01	0.02	0.02

Common shares issued and outstanding	78,478	64,098	78,478	64,098
Basic shares (average)	78,004	53,398	77,972	52,478
Diluted shares (average)	82,721	58,486	82,090	58,344

Footnotes:

(a)

Calculated using SNL’s methodology - noninterest expense (excluding foreclosed property expenses, intangible amortization, goodwill impairments and other charges) as a percentage of net interest income (FTE basis) plus noninterest income (excluding gain/loss on securities and other charges).

(b)	For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(c)	NCLC is defined as National Construction Lending Center.
(d)	The ratios presented are projected for the 2010 reporting periods and actual for the 2009 reporting periods.

WEBSTER FINANCIAL CORPORATION

Consolidated Balance Sheets (unaudited)

	June 30,	March 31,	June 30,
(In thousands)	2010	2010	2009

Assets:

Cash and due from banks	$179,490	$158,065	$254,638
Short-term investments	40,041	162,193	8,216

Investment securities:
Trading, at fair value	8,785	—	—
Available for sale, at fair value	2,206,362	2,365,956	1,405,872
Held-to-maturity	3,136,605	2,915,923	2,767,965

Total securities	5,351,752	5,281,879	4,173,837

Loans held for sale	11,109	29,790	113,936

Loans:
Commercial	2,831,637	2,890,353	3,333,610
Commercial real estate	2,126,853	2,154,534	2,235,776
Residential mortgages	2,980,984	2,894,291	2,881,955
Consumer	2,917,086	2,957,342	3,159,361

Total loans	10,856,560	10,896,520	11,610,702
Allowance for loan losses	(344,087)	(343,871)	(305,999)

Loans, net	10,512,473	10,552,649	11,304,703

Prepaid FDIC premiums	68,257	73,752	—
Federal Home Loan Bank and Federal Reserve Bank stock	143,874	140,874	137,874
Premises and equipment, net	164,865	171,178	179,625
Goodwill and other intangible assets, net	553,958	555,355	561,013
Cash surrender value of life insurance policies	293,387	290,786	285,064
Deferred tax asset, net	101,855	121,010	153,745
Accrued interest receivable and other assets	322,087	487,184	279,925

Total Assets	$17,743,148	$18,024,715	$17,452,576

Liabilities and Equity:

Deposits:
Non-interest bearing deposits	$1,763,819	$1,662,122	$1,595,390
NOW accounts	2,504,659	2,909,737	2,591,108
Money market deposit accounts	2,190,611	2,384,297	1,618,910
Savings accounts	3,521,547	3,372,260	2,778,970
Certificates of deposit	3,447,534	3,613,735	4,422,033
Brokered deposits	51,375	51,375	168,171

Total deposits	13,479,545	13,993,526	13,174,582

Securities sold under agreements to repurchase and other short-term debt	960,197	849,876	1,015,099
Federal Home Loan Bank advances	629,828	574,378	663,123
Long-term debt	586,617	588,540	590,520
Accrued expenses and other liabilities	203,222	162,678	158,102

Total liabilities	15,859,409	16,168,998	15,601,426

Webster Financial Corporation shareholders’ equity	1,874,091	1,846,076	1,841,518
Non controlling interests	9,648	9,641	9,632

Total equity	1,883,739	1,855,717	1,851,150

Total Liabilities and Equity	$17,743,148	$18,024,715	$17,452,576

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Statements of Operations (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2010	2009	2010	2009
Interest income:
Interest and fees on loans and leases	$122,447	$137,533	$245,797	$278,300
Investment securities	55,443	48,799	109,599	99,626
Loans held for sale	144	833	458	997

Total interest income	178,034	187,165	355,854	378,923

Interest expense:
Deposits	30,482	49,982	62,433	102,890
Borrowings	15,210	17,895	29,695	38,548

Total interest expense	45,692	67,877	92,128	141,438

Net interest income	132,342	119,288	263,726	237,485
Provision for loan losses	32,000	85,000	75,000	151,000

Net interest income after provision for loan losses	100,342	34,288	188,726	86,485

Non-interest income:
Deposit service fees	29,345	29,984	57,129	57,943
Loan related fees	7,225	6,350	13,230	12,832
Wealth and investment services	6,218	6,081	12,053	11,831
Mortgage banking activities	427	3,433	289	4,039
Increase in cash surrender value of life insurance policies	2,612	2,665	5,190	5,257
Net gain (loss) on sale of investment securities	4,364	(13,593)	8,682	(9,135)
Other income	1,501	1,325	5,815	1,600

	51,692	36,245	102,388	84,367
Higher One - gain on sale and MTM adjustment	15,016	—	15,016	—
Loss on write-down of investment securities to fair value	(1,188)	(27,110)	(4,868)	(27,110)
Gain on the exchange of trust preferreds for common stock	—	24,336	—	24,336
Gain on early extinguishment of subordinated notes	—	—	—	5,993
Visa share transactions	—	1,907	—	1,907

Total non-interest income	65,520	35,378	112,536	89,493

Non-interest expenses:
Compensation and benefits	60,584	59,189	121,663	115,658
Occupancy	13,546	13,594	27,986	27,889
Technology and equipment expense	15,657	15,288	30,925	30,428
Marketing	5,226	3,196	10,017	6,302
Professional and outside services	3,566	3,394	6,168	7,178
Intangible assets amortization	1,397	1,450	2,794	2,913
Foreclosed and repossessed asset expenses	1,009	1,799	2,701	2,978
Foreclosed and repossessed asset write-downs	891	2,829	2,952	6,279
Deposit insurance	7,161	5,959	13,246	10,549
Other expenses	14,578	14,066	27,724	28,366

	123,615	120,764	246,176	238,540
Provision for litigation reserve	19,676	—	19,676	—
Provision for loan repurchases	3,500	—	3,500	—
Other, including fraud related costs	876	1,313	11,939	1,553
FDIC special assessment	—	8,000	—	8,000

Total non-interest expenses	147,667	130,077	281,291	248,093

Income (loss) from continuing operations before income taxes	18,195	(60,411)	19,971	(72,115)
Income tax expense (benefit)	550	(28,536)	905	(29,129)

Income (loss) from continuing operations	17,645	(31,875)	19,066	(42,986)
Income from discontinued operations, net of tax	—	313	—	313

Consolidated net income (loss)	17,645	(31,562)	19,066	(42,673)
Less: Net income attributable to noncontrolling interests	7		7	13

Net income (loss) attributable to Webster Financial Corp.	17,638	(31,562)	19,059	(42,686)
Preferred stock dividends, accretion and extinguishment gain	(4,908)	48,361	(12,398)	37,932

Net income (loss) available to common shareholders	$12,730	$16,799	$6,661	$(4,754)

Diluted shares (average)	82,721	58,486	82,090	58,344

Net income (loss) per common share available to common shareholders:
Basic
Income (loss) from continuing operations	$0.16	$0.30	$0.08	$(0.10)
Net income (loss)	0.16	0.31	0.08	(0.09)
Diluted
Income (loss) from continuing operations	0.15	(0.66)	0.08	(0.97)
Net income (loss)	0.15	(0.65)	0.08	(0.96)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Operations (unaudited)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(In thousands, except per share data)	2010	2010	2009	2009	2009
Interest income:
Interest and fees on loans and leases	$122,447	$123,350	$127,069	$131,266	$137,533
Investment securities	55,443	54,156	54,029	52,975	48,799
Loans held for sale	144	314	364	716	833

Total interest income	178,034	177,820	181,462	184,957	187,165

Interest expense:
Deposits	30,482	31,951	35,937	41,977	49,982
Borrowings	15,210	14,485	15,044	16,308	17,895

Total interest expense	45,692	46,436	50,981	58,285	67,877

Net interest income	132,342	131,384	130,481	126,672	119,288
Provision for loan losses	32,000	43,000	67,000	85,000	85,000

Net interest income after provision for loan losses	100,342	88,384	63,481	41,672	34,288

Non-interest income:
Deposit service fees	29,345	27,784	30,634	30,844	29,984
Loan related fees	7,225	6,005	6,501	5,557	6,350
Wealth and investment services	6,218	5,835	6,009	6,160	6,081
Mortgage banking activities	427	(138)	1,456	1,406	3,433
Increase in cash surrender value of life insurance policies	2,612	2,578	2,680	2,692	2,665
Net gain (loss) on sale of investment securities	4,364	4,318	54	(4,728)	(13,593)
Other income	1,501	4,314	2,648	3,517	1,325

	51,692	50,696	49,982	45,448	36,245
Higher One - gain on sale and MTM adjustment	15,016	—	—	—	—
Loss on write-down of investment securities to fair value	(1,188)	(3,680)	(77)	(1,290)	(27,110)
Gain on the exchange of trust preferreds for common stock	—	—	—	—	24,336
Warrants - fair value adjustment	—	—	3,552	—	—
Visa share transactions	—	—	—	—	1,907

Total non-interest income	65,520	47,016	53,457	44,158	35,378

Non-interest expenses:
Compensation and benefits	60,584	61,079	61,644	59,772	59,189
Occupancy	13,546	14,440	14,061	13,572	13,594
Technology and equipment expense	15,657	15,268	15,299	15,199	15,288
Marketing	5,226	4,791	4,365	3,802	3,196
Professional and outside services	3,566	2,602	4,209	3,628	3,394
Intangible assets amortization	1,397	1,397	1,408	1,421	1,450
Foreclosed and repossessed asset expenses	1,009	1,692	2,349	1,733	1,799
Foreclosed and repossessed asset write-downs	891	2,061	2,588	2,232	2,829
Deposit insurance	7,161	6,085	5,565	5,942	5,959
Other expenses	14,578	13,146	14,192	15,616	14,066

	123,615	122,561	125,680	122,917	120,764
Provision for litigation award	19,676	—	—	—	—
Provision for loan repurchases	3,500	—	—	—	—
Other, including fraud related costs	876	11,063	6,533	4,169	1,313
FDIC special assessment	—	—	—	—	8,000

Total non-interest expenses	147,667	133,624	132,213	127,086	130,077

Income (loss) from continuing operations before income taxes	18,195	1,776	(15,275)	(41,256)	(60,411)
Income tax expense (benefit)	550	355	(1,593)	(22,014)	(28,536)

Income (loss) from continuing operations	17,645	1,421	(13,682)	(19,242)	(31,875)
Income (loss) from discontinued operations, net of tax	—	—	(11)	—	313

Consolidated net income (loss)	17,645	1,421	(13,693)	(19,242)	(31,562)
Less: Net income attributable to noncontrolling interests	7	—	1	8	—

Net income (loss) attributable to Webster Financial Corp.	17,638	1,421	(13,694)	(19,250)	(31,562)
Preferred stock dividends, accretion and extinguishment gain	(4,908)	(7,490)	(40,700)	(6,850)	48,361

Net income (loss) available to common shareholders	$12,730	$(6,069)	$(54,394)	$(26,100)	$16,799

Diluted shares (average)	82,721	77,922	72,747	66,281	58,486

Net income (loss) per common share available to common shareholders:
Basic
Income (loss) from continuing operations	$0.16	$(0.08)	$(0.76)	$(0.39)	$0.30
Net income (loss)	0.16	(0.08)	(0.76)	(0.39)	0.31
Diluted
Income (loss) from continuing operations	0.15	(0.08)	(0.84)	(0.39)	(0.66)
Net income (loss)	0.15	(0.08)	(0.84)	(0.39)	(0.65)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Interest-Rate Spreads and Margin (unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Interest-rate spread
Yield on interest-earning assets	4.37%	4.42%	4.50%	4.60%	4.72%
Cost of interest-bearing liabilities	1.15	1.19	1.30	1.48	1.76

Interest-rate spread	3.22%	3.23%	3.20%	3.12%	2.96%

Net interest margin	3.27%	3.28%	3.26%	3.18%	3.04%

Consolidated Average Balances, Yields and Rates Paid (unaudited)

Three Months Ended June 30,	2010			2009
			Fully tax-			Fully tax-
	Average		equivalent	Average		equivalent
(Dollars in thousands)	balance	Interest	yield/rate	balance	Interest	yield/rate

Assets:
Interest-earning assets:
Loans	$10,877,997	$122,447	4.49%	$12,003,362	$137,533	4.57%
Investment securities (b)	5,374,567	58,126	4.33	3,804,936	51,689	5.32
Loans held for sale	12,761	144	4.51	77,787	833	4.28
Federal Home Loan and Federal Reserve Bank stock	142,918	746	2.09	137,841	670	1.95
Short-term investments	185,364	121	0.26	12,124	43	1.39

Total interest-earning assets	16,593,607	181,584	4.37	16,036,050	190,768	4.72

Noninterest-earning assets	1,382,519			1,443,322

Total assets	$17,976,126			$17,479,372

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,715,043	$—	—%	$1,567,026	$—	—%
Savings, NOW and money market deposits	8,657,141	13,203	0.61	6,745,909	15,229	0.91
Certificates of deposit	3,628,750	17,279	1.91	4,778,929	34,753	2.92

Total deposits	14,000,934	30,482	0.87	13,091,864	49,982	1.53

Securities sold under agreements to repurchase and other short-term debt	785,028	4,122	2.08	1,031,671	4,554	1.75
Federal Home Loan Bank advances	576,880	4,746	3.25	666,604	6,459	3.83
Long-term debt	587,702	6,342	4.32	653,712	6,882	4.21

Total borrowings	1,949,610	15,210	3.10	2,351,987	17,895	3.02

Total interest-bearing liabilities	15,950,544	45,692	1.15	15,443,851	67,877	1.76

Noninterest-bearing liabilities	163,744			171,611

Total liabilities	16,114,288			15,615,462

Noncontrolling interests	9,639			9,630

Webster Financial Corp. shareholders’ equity	1,852,199			1,854,280

Total liabilities and equity	$17,976,126			$17,479,372

Tax-equivalent net interest income		135,892			122,891
Less: tax-equivalent adjustment		(3,550)			(3,603)

Net interest income		$132,342			$119,288

Interest-rate spread			3.22%			2.96%

Net interest margin			3.27%			3.04%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Average Balances, Yields and Rates Paid (unaudited)

Six Months Ended June 30,	2010			2009
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate

Assets:
Interest-earning assets:
Loans	$10,927,030	$245,797	4.50%	$12,076,781	$278,300	4.61%
Investment securities (b)	5,221,609	114,962	4.41	3,808,227	105,575	5.40
Loans held for sale	20,063	458	4.57	49,259	997	4.05
Federal Home Loan and Federal Reserve Bank stock	141,902	1,462	2.08	136,366	1,296	1.92
Short-term investments	217,732	283	0.26	16,114	74	0.92

Total interest-earning assets	16,528,336	362,962	4.39	16,086,747	386,242	4.77

Noninterest-earning assets	1,390,512			1,454,622

Total assets	$17,918,848			$17,541,369

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,678,551	$—	—%	$1,537,297	$—	—%
Savings, NOW and money market deposits	8,512,228	27,081	0.64	6,346,814	30,940	0.98
Certificates of deposit	3,705,533	35,352	1.92	4,808,525	71,950	3.02

Total deposits	13,896,312	62,433	0.91	12,692,636	102,890	1.63

Securities sold under agreements to repurchase and other short-term debt	806,501	8,124	2.00	1,361,792	10,355	1.51
Federal Home Loan Bank advances	576,778	9,165	3.16	767,923	13,513	3.50
Long-term debt	588,248	12,406	4.22	667,465	14,680	4.40

Total borrowings	1,971,527	29,695	3.00	2,797,180	38,548	2.75

Total interest-bearing liabilities	15,867,839	92,128	1.17	15,489,816	141,438	1.84

Noninterest-bearing liabilities	157,132			185,515

Total liabilities	16,024,971			15,675,331

Noncontrolling interests	9,640			9,625

Webster Financial Corporation shareholders’ equity	1,884,237			1,856,413

Total liabilities and equity	$17,918,848			$17,541,369

		270,834			244,804

Less: tax-equivalent adjustment		(7,108)			(7,319)

Net interest income		$263,726			$237,485

Interest-rate spread			3.22%			2.93%

Net interest margin			3.27%			3.01%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Loan Balances (unaudited)

(Dollars in thousands)	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
Loan Balances (actuals):
Continuing Portfolio:
Commercial	$1,538,924	$1,539,975	$1,505,956	$1,619,284	$1,711,995
Equipment financing	804,871	846,562	897,802	951,500	998,258
Asset based lending	487,842	503,816	526,481	598,641	623,357
Commercial real estate	2,044,264	2,057,361	2,067,862	2,086,298	2,091,811
Residential development	82,589	97,173	114,258	128,643	143,965
Residential mortgages	2,978,601	2,890,982	2,898,820	2,837,240	2,875,415
Consumer	2,722,348	2,750,084	2,801,588	2,863,622	2,910,275

Total continuing	10,659,439	10,685,953	10,812,767	11,085,228	11,355,076
Allowance for loan losses	(294,187)	(291,171)	(287,784)	(269,306)	(264,159)

Total continuing, net	10,365,252	10,394,782	10,524,983	10,815,922	11,090,917

Liquidating Portfolio:
NCLC (c)	2,383	3,309	4,817	5,826	6,540
Consumer	194,738	207,258	219,125	231,305	249,086

Total liquidating portfolio	197,121	210,567	223,942	237,131	255,626
Allowance for loan losses	(49,900)	(52,700)	(53,400)	(57,100)	(41,840)

Total liquidating, net	147,221	157,867	170,542	180,031	213,786

Total Loan Balances (actuals)	10,856,560	10,896,520	11,036,709	11,322,359	11,610,702
Allowance for loan losses	(344,087)	(343,871)	(341,184)	(326,406)	(305,999)

Loans, (net)	$10,512,473	$10,552,649	$10,695,525	$10,995,953	$11,304,703

Loan Balances (average):
Continuing Portfolio:
Commercial	$1,542,994	$1,520,157	$1,548,470	$1,675,289	$1,750,996
Equipment finance	825,581	871,972	930,050	975,552	1,011,999
Asset based lending	497,673	523,938	577,330	622,472	652,197
Commercial real estate	2,049,162	2,062,769	2,075,754	2,089,643	2,090,615
Residential development	88,866	107,343	125,320	139,040	150,674
Residential mortgages	2,932,305	2,892,797	2,860,204	2,831,440	3,127,099
Consumer	2,737,076	2,780,063	2,834,923	2,884,543	2,951,691

Total continuing	10,673,657	10,759,039	10,952,051	11,217,979	11,735,271
Allowance for loan losses	(294,079)	(291,281)	(277,870)	(260,472)	(248,701)

Total continuing, net	10,379,578	10,467,758	10,674,181	10,957,507	11,486,570

Liquidating Portfolio:
NCLC (c)	2,574	4,558	5,661	6,414	10,090
Consumer	201,766	213,013	224,351	240,675	258,001

Total liquidating portfolio	204,340	217,571	230,012	247,089	268,091
Allowance for loan losses	(49,900)	(52,700)	(53,400)	(57,100)	(41,840)

Total liquidating, net	154,440	164,871	176,612	189,989	226,251

Total Loan Balances (average)	10,877,997	10,976,610	11,182,063	11,465,068	12,003,362
Allowance for loan losses	(343,979)	(343,981)	(331,270)	(317,572)	(290,541)

Loans, (net)	$10,534,018	$10,632,629	$10,850,793	$11,147,496	$11,712,821

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Non-performing Assets (unaudited)

(Dollars in thousands)	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009

Non-performing loans:
Continuing Portfolio:
Commercial	$48,533	$46,486	$56,632	$61,746	$68,979
Equipment financing	28,271	32,985	30,152	31,784	35,675
Asset based lending	21,903	28,647	13,982	5,064	24,456
Commercial real estate	53,826	50,711	56,144	47,644	16,707
Residential development	26,941	34,651	47,264	44,821	46,808
Residential mortgages	60,512	70,908	70,311	66,180	59,775
Performing non-accrual residential mortgages	33,112	34,699	39,256	43,581	33,822
Consumer	23,290	27,832	31,299	33,837	33,816
Performing non-accrual consumer	8,348	5,735	7,456	6,000	4,534

Nonperforming loans - continuing portfolio	304,736	332,654	352,496	340,657	324,572

Liquidating Portfolio:
NCLC (c)	1,557	2,483	3,408	4,089	5,628
Performing non-accrual NCLC	825	825	825	825	—
Consumer	8,549	10,895	13,915	14,030	19,521
Performing non-accrual consumer	1,644	1,990	2,333	1,475	674

Nonperforming loans - liquidating portfolio	12,575	16,193	20,481	20,419	25,823

Total non-performing loans	$317,311	$348,847	$372,977	$361,076	$350,395

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$14,918	$13,464	$11,621	$13,225	$9,340
Equipment financing	4,757	6,654	6,522	8,479	10,322
Asset based lending	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Residential development	—	—	—	—	—
Residential mortgages	4,309	4,461	4,131	2,872	1,808
Consumer	4,542	4,025	5,017	4,833	5,571

Total continuing	28,526	28,604	27,291	29,409	27,041

Liquidating Portfolio:
NCLC (c)	2,939	1,744	1,401	3,108	5,836
Consumer	427	126	296	—	931

Total liquidating	3,366	1,870	1,697	3,108	6,767

Total other real estate owned and repossessed assets	$31,892	$30,474	$28,988	$32,517	$33,808

Total non-performing assets	$349,203	$379,321	$401,965	$393,593	$384,203

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Past Due Loans (unaudited)

(Dollars in thousands)	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009

Past due 30-89 days:

Accruing loans:

Continuing Portfolio:
Commercial	$11,295	$17,124	$7,871	$9,735	$8,460
Equipment financing	8,818	11,030	10,642	10,407	13,464
Asset based lending	—	—	—	—	—
Commercial real estate	11,069	16,950	8,183	23,872	19,053
Residential development	200	2,528	551	776	3,210
Residential mortgages	28,015	30,843	36,086	38,927	39,955
Consumer	27,378	27,099	27,214	31,178	28,354

Past Due 30-89 days - continuing portfolio	86,775	105,574	90,547	114,895	112,496

Liquidating Portfolio:
NCLC (c)	—	—	582	910	1
Consumer	6,496	8,596	9,804	11,680	9,880

Past Due 30-89 days - liquidating portfolio	6,496	8,596	10,386	12,590	9,881

Accruing loans past due 90 days or more:
Commercial	366	350	50	2,685	445
Equipment financing	—	—	—	—	—
Asset based lending	—	—	—	—	—
Commercial real estate	1,305	365	236	206	475
Residential development	—	—	—	—	—
Residential mortgages	407	—	—	—	—
Consumer	60	—	—	—	—

Accruing loans past due 90 days or more:	2,138	715	286	2,891	920

Total past due loans	$95,409	$114,885	$101,219	$130,376	$123,297

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Changes in the Allowance for Loan Losses (unaudited)

	For the Three Months Ended
(Dollars in thousands)	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009

Beginning balance	$343,871	$341,184	$326,406	$305,999	$270,929
Provision	32,000	43,000	67,000	85,000	85,000
Allowance for sold loans	—	—	(469)	—	—

Charge-offs continuing portfolio:
Commercial	4,101	5,271	6,094	13,729	8,983
Equipment financing	3,601	5,108	13,302	7,939	6,324
Asset based lending	5,200	2,447	1,099	15,926	5,297
Commercial real estate	94	1,382	4,605	—	—
Residential development	2,110	5,131	6,600	3,019	2,350
Residential mortgages	3,067	4,455	2,858	2,721	4,793
Consumer	10,166	9,896	10,723	10,237	10,242

Charge-offs continuing portfolio	28,339	33,690	45,281	53,571	37,989

Charge-offs liquidating portfolio:
NCLC (c)	1,170	70	1,068	135	3,387
Consumer	6,469	9,315	8,232	13,256	10,825

Charge-offs liquidating portfolio	7,639	9,385	9,300	13,391	14,212

Total charge-offs	35,978	43,075	54,581	66,962	52,201

Recoveries continuing portfolio:
Commercial	764	515	476	435	230
Equipment financing	1,100	952	898	821	203
Asset based lending	497	254	55	—	—
Commercial real estate	—	—	—	—	—
Residential development	172	—	—	—	9
Residential mortgages	141	80	82	277	115
Consumer	1,153	455	535	642	702

Recoveries continuing portfolio	3,827	2,256	2,046	2,175	1,259

Recoveries liquidating portfolio:
NCLC (c)	217	302	614	62	825
Consumer	150	204	168	132	187

Recoveries liquidating portfolio	367	506	782	194	1,012

Total recoveries	4,194	2,762	2,828	2,369	2,271

Total net charge-offs	31,784	40,313	51,753	64,593	49,930

Ending balance	$344,087	$343,871	$341,184	$326,406	$305,999

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Asset Quality Ratios

	For the Three Months Ended
(Dollars in thousands)	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009

Total Portfolio
Allowance for loan losses / total loans	3.17%	3.16%	3.09%	2.88%	2.64%
Net charge-offs / average loans (annualized)	1.17	1.47	1.85	2.25	1.66
Nonperforming loans / total loans	2.92	3.20	3.38	3.19	3.02
Nonperforming assets / total loans plus OREO	3.21	3.47	3.63	3.47	3.30
Allowance for loan losses / nonperforming loans	108.44	98.57	91.48	90.40	87.33

Continuing Portfolio
Allowance for loan losses / total loans	2.76%	2.72%	2.66%	2.43%	2.33%
Net charge-offs / average loans (annualized)	0.92	1.17	1.58	1.83	1.25
Nonperforming loans / total loans	2.86	3.11	3.26	3.07	2.86
Nonperforming assets / total loans plus OREO	3.12	3.37	3.50	3.33	3.09
Allowance for loan losses / nonperforming loans	96.54	87.53	81.64	79.05	81.39

Liquidating Portfolio

NCLC (C)
Allowance for loan losses / total loans	16.79%	21.15%	18.68%	17.16%	23.00%
Net charge-offs (recoveries) / average loans (annualized)	148.10	(20.36)	32.08	4.55	101.57
Nonperforming loans / total loans	99.96	99.97	87.88	84.35	86.06
Allowance for loan losses / nonperforming loans	16.79	21.16	21.26	20.35	26.72

Consumer
Allowance for loan losses / total loans	25.42%	25.09%	23.96%	24.25%	16.19%
Net charge-offs / average loans (annualized)	12.53	17.11	14.38	21.81	16.49
Nonperforming loans / total loans	5.23	6.22	7.41	6.70	8.11
Allowance for loan losses / nonperforming loans	485.63	403.57	323.12	361.82	199.73

See Selected Financial Highlights for footnotes.